 AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 16, 1998
                         REGISTRATION NO.________________
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE                              22-1807533
    (STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION
    INCORPORATION OR ORGANIZATION)                    NUMBER)

                        280 NORTH HIGH STREET, SUITE 760
                              COLUMBUS, OHIO 43215
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


THE WENDT-BRISTOL HEALTH SERVICES CORPORATION EMPLOYEE INCENTIVE STOCK
                                  OPTION PLAN
                            (FULL TITLE OF THE PLAN)
                             ----------------------
                           SHELDON A. GOLD, PRESIDENT
                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                        280 NORTH HIGH STREET, SUITE 760
                              COLUMBUS, OHIO 43215
                                 (614) 221-6000
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================

TITLE OF SECURITIES                     PROPOSED MAXIMUM          PROPOSED MAXIMUM
TO BE REGISTERED      AMOUNT TO BE      OFFERING PRICE PER        AGGREGATE OFFERING       AMOUNT OF REGISTRATION
                      REGISTERED (1)    SHARE (2)                 PRICE (2)                FEE (2)
----------------------------------------------------------------------------------------------------------------------
    Common Stock        250,000              $1.34                      $337,500.00             $110.00
======================================================================================================================

(1) The registrant has previously registered on registration statement on Form S-8 (No. 333-39719) 250,000 shares of Common Stock for issuance under the Plan. This registration statement is being filed to register an additional 250,000 shares of Common Stock for issuance under the Plan.

(2) Estimated in accordance with Rule 457(h) solely for purposes of calculating the registration fee and based upon the average of the high and low sale prices of the Registrant's Common Stock on the American Stock Exchange on November 16, 1998.
===============================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

     The contents of the following document which has been filed by The Wendt-Bristol Health Services Corporation (the "Company") with the Commission, as noted below, are incorporated herein by reference:

         (1) Registration Statement on Form S-8 (No. 333-39719) filed on November 7, 1997.

         (2) December 31, 1997 annual report on Form 10-K of The Wendt-Bristol Health Services Corporation.

ITEM 8.   EXHIBITS


                 EXHIBIT
                 NUMBER                 DESCRIPTION
                 ------                 -----------

                  4.1 Second Amendment to The Wendt-Bristol Health Services Corporation Employee Stock Option Plan

                  5.1      Opinion of Schottenstein, Zox & Dunn

                  23.1 Consent of Schottenstein, Zox & Dunn - contained in the opinion filed as Exhibit 5.1

                  23.2     Consent of Hausser + Taylor LLP

                  24.1     Powers of Attorney

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE COMPANY CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING AN AMENDMENT TO FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF COLUMBUS, STATE OF OHIO, ON THIS 12TH DAY OF NOVEMBER, 1998.


                                         The Wendt-Bristol Health Services
                                         Corporation (Registrant)



                                         /s/ Sheldon A. Gold
                                         -------------------------------
                                         Sheldon A. Gold
                                         President


                                         /s/ Charles R. Cicerchi
                                         -------------------------------
                                         Charles R. Cicerchi
                                         Vice-President, Finance and
                                         Principal Financial and
                                         Accounting officer


        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                   SIGNATURES                                     CAPACITY                            DATE
                   ----------                                     --------                            ----

   /s/ Marvin D. Kantor*                        Chairman of the Board and Director              November 12, 1998
   ----------------------------------
   Marvin D. Kantor


   /s/ Harold T. Kantor*                        Vice Chairman of the Board and Director         November 12, 1998
   -----------------------------------
   Harold T. Kantor


   /s/ Sheldon A. Gold*                         President (Principal Executive                  November 12, 1998
   ----------------------------------           Officer) and Director
   Sheldon A. Gold



   /s/ Reed A. Martin*                          Executive Vice President, Chief Operating       November 12, 1998
   -----------------------------------          Officer and Director
   Reed A. Martin


   /s/ Paul H. Levine*                          Director                                        November 12, 1998
   ------------------------------------
   Paul H. Levine



   /s/ Gerald M. Penn*                          Director                                        November 12, 1998
   -----------------------------------
   Gerald M. Penn



   /s/ Clemente Del Ponte*                      Director                                        November 12, 1998
   ----------------------------------
   Clemente Del Ponte



   -----------------------------------          Director                                       November ___, 1998
   David M. Fernie



   * Pursuant to a Power of Attorney

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                  DESCRIPTION                                   PAGE NO.
------                                  -----------                                   --------
-------------- --------------------------------------------------------------- -----------------
4.1               Second Amendment to The Wendt-Bristol Health                          6
                  Services Corporation Employee Stock Option Plan

5.1               Opinion of Schottenstein, Zox & Dunn                                  8

23.1              Consent of Schottenstein, Zox & Dunn - contained in the
                  opinion filed as Exhibit 5.1                                          8

23.2              Consent of Hausser + Taylor LLP                                       9

24.1              Powers of Attorney                                                    10